SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 20, 2006 (March 16, 2006)

TRAFFIX, INC.
(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27046 (Commission File Number)	22-3322277 (I.R.S. Employer Identification No.)

One Blue Hill Plaza, Pearl River, New York (Address of principal executive offices)	10965 (Zip Code)

Registrant's telephone number, including area code: (845) 620-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TRAFFIX, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
MARCH 20, 2006

ITEMS IN FORM 8-K

Item 4.01.  Change in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

(i)	On March 16, 2006, Traffix, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm.

(ii)
The reports of PricewaterhouseCoopers LLP on the Company's consolidated financial statements as of and for the years ended November 30, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)	The Company’s Audit Committee participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the years ended November 30, 2005 and 2004 and through March 16, 2006, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference thereto in connection with its report on the financial statements for such years.

(v)	During the years ended November 30, 2005 and 2004 and through March 16, 2006, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission indicating whether it agrees with the above statements. A copy of such letter is annexed as an exhibit hereto.

(b) New independent registered public accounting firm

(i)
We engaged Goldstein Golub Kessler LLP as our new independent registered public accounting firm as of March 17, 2006. During the two most recent fiscal years and through March 17, 2006, the Company has not consulted with Goldstein Golub Kessler LLP regarding any of the following:

(1)	The application of accounting principles to a specific transaction, either completed or proposed;

(2)
The type of audit opinion that might be rendered on the Company's consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Goldstein Golub Kessler LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue;

(3)	Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or

(4)	Any matter that was a reportable event, as that item is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

16.1*	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 17, 2006.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAFFIX, INC.

Dated: March 20, 2006	By:	/s/ Jeffrey L. Schwartz
Jeffrey L. Schwartz
Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

16.1*	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 17, 2006.

* Filed herewith.